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                                                                    EXHIBIT 10.1

                           SECOND AMENDMENT TO LEASE

This Second Amendment to Lease ("Amendment") is made as of August 8 , 1995, by and between RICHARD Y. CHAO, as Trustee of HSI-HSIUNG AND HSU HWA CHAO TRUST I, hereinafter referred to as "Lessor," and WATSON PHARMACEUTICALS, INC., a Nevada corporation, successor in interest to Watson Laboratories, Inc., hereinafter referred to as "Lessee."


                                    RECITALS

  A. Lessor and Lessee have previously entered into a certain Lease dated December 23, 1985, together with an Addendum thereto, as amended (the "Lease"), providing for the lease of that certain improved real property, hereinafter referred to as the "Premises," in the City of Corona, County of Riverside, State of California, commonly known as 100 Business Center Drive, Corona, California, consisting of a building containing approximately 30,108 gross square feet.

  B. Lessor and Lessee wish to extend the term of the Lease for an additional five year period, upon the terms and conditions set forth hereinafter.


                                   AGREEMENT:

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

  1. Paragraph 3.1 of the Lease is hereby replaced with the following: "The term of this Lease shall be for fifteen (15) years commencing on January 1, 1986 and ending on December 31, 2000, unless sooner terminated pursuant to any provision hereof."

  2.   Except as modified hereby, the Lease remains in full force and effect.

  IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment as of the date first above written.


LESSOR:                                  LESSEE:

RICHARD Y. CHAO, AS TRUSTEE OF           WATSON PHARMACEUTICALS, INC.,
HSI-HSIUNG AND HSU-HWA CHAO              a Nevada corporation,
TRUST I                                  successor in interest to Watson
                                         Laboratories, Inc.


By: /s/ Richard Y. Chao, Trustee         By:  /s/ Chato Abad
    ------------------------------            ----------------------------
        Richard Y. Chao, Trustee         Its:  V.P. - Corporate Controller


Dated: August 8, 1995                    Dated: August 8, 1995